Exhibit 99.1

For Immediate Release
For more information, contact:
Anthony (Tony) Cristello
Standard Motor Products, Inc.
(972) 316-8107
tony.cristello@smpcorp.com

Standard Motor Products, Inc. Announces

Third Quarter 2023 Results and Quarterly Dividend

New York, NY, October 27, 2023......Standard Motor Products, Inc. (NYSE: SMP), a leading automotive parts manufacturer and distributor, reported today its consolidated financial results for the three and nine months ended September 30, 2023.

Net sales for the third quarter of 2023 were $386.4 million, compared to consolidated net sales of $381.4 million during the comparable quarter in 2022. Earnings from continuing operations for the third quarter of 2023 were $24.9 million or $1.12 per diluted share, compared to $23.1 million or $1.06 per diluted share in the third quarter of 2022. Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, earnings from continuing operations for the third quarter of 2023 were $24.7 million or $1.11 per diluted share, compared to $22.9 million or $1.05 per diluted share in the third quarter of 2022.

Consolidated net sales for the nine months ended September 30, 2023, were $1.07 billion, compared to consolidated net sales of $1.06 billion during the comparable period in 2022.  Earnings from continuing operations for the nine months ended September 30, 2023, were $55.9 million or $2.52 per diluted share, compared to $64.5 million or $2.91 per diluted share in the comparable period of 2022.  Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, earnings from continuing operations for the nine months ended September 30, 2023 and 2022 were $56.6 million or $2.55 per diluted share and $64.3 million or $2.90 per diluted share, respectively.

Mr. Eric Sills, Standard Motor Products’ Chief Executive Officer and President stated, “We are pleased with our third quarter results as our sales rebounded after a sluggish second quarter with the return of hot summer weather.  Overall, sales increased 1.3% over last year’s strong third quarter, while year-to-date we are roughly flat compared to 2022. The third quarter was again influenced by the recent bankruptcy of a large aftermarket customer, and while the business has since been acquired by other SMP accounts, we believe it will take some time to return to historical demand as the business gets fully digested.”

By segment, Vehicle Control sales were down 3.4% in the quarter against a difficult comparison of nearly 6% growth last year, and are relatively flat on a year-to-date basis.  The segment was negatively impacted by the previously discussed customer bankruptcy, as well as by certain 2022 customer pipeline orders that did not recur this year.

Thanks to a warm summer, Temperature Control sales increased 5.3% on top of the record sales experienced during the same quarter last year. However, a cool spring caused a slow start to the season, and we remain down slightly by 1.0% year-to-date against a difficult comparison.

Our Engineered Solutions segment sales increased 8.4% in the quarter due to solid demand from our existing customers as well as new business wins. Our team continues to foster relationships and bid on new business opportunities as we gain traction with our expanded customer base and take advantage of cross-selling opportunities.

Looking at profitability, consolidated non-GAAP operating margins were 9.1% in the quarter, 30 basis points better than the 8.8% in the third quarter last year.  Our margin improvement benefited from measures to offset inflationary pressures, including price and cost containment actions, and we will continue to try to find ways to drive margin performance going forward.  During the quarter, our operating income was impacted by a $4.0 million (or 100 basis point) increase in customer factoring program expense over last year due to elevated interest rates.  On the bottom line, Adjusted EBITDA and earnings per share were up primarily due to the higher sales performance in Temperature Control and Engineered Solutions, despite headwinds from the impact of higher interest rates both on our customer factoring programs and on our borrowings.

From a cash flow perspective, we were pleased with the impact of our initiatives on reducing both our inventory and borrowing levels.  At quarter-end, our inventory was $479.8 million, down from $528.7 million at year-end 2022 and $534.3 million in last year’s third quarter.  Additionally, our total debt at quarter-end stood at $147.6 million as we paid down $75.6 million in the third quarter.

Regarding our full year expectations for 2023, we anticipate top line sales growth to be flat to low-single digit, and our Adjusted EBITDA to be approximately 9.5% of revenue.   This outlook considers higher expense related to customer factoring programs that will be roughly $48-$50 million at current implied rates, as well as the impact of startup costs and duplicate overhead expense associated with the new distribution center discussed last quarter.

The Board of Directors has approved payment of a quarterly dividend of 29 cents per share on the common stock outstanding, which will be paid on December 1, 2023 to stockholders of record on November 15, 2023.

In closing, Mr. Sills commented, “Moving into the last quarter of the year there continue to be near-term headwinds including inflationary pressures, interest rate uncertainty, and increasing economic challenges facing consumers.  That said, aftermarket fundamentals remain strong, and continued progress in our new Engineered Solutions segment presents exciting opportunities.  We want to thank all our employees for our current success and helping us achieve our goals for the future.”

Conference Call

Standard Motor Products, Inc. will hold a conference call at 11:00 AM, Eastern Time, on Friday October 27, 2023.  This call will be webcast and can be accessed on our website at www.smpcorp.com and clicking on the SMP 3Q 2023 Earnings Webcast link.  Investors may also listen to the call by dialing 800-245-3047 (domestic) or 203-518-9783 (international).  Our playback will be made available for dial in immediately following the call.  For those choosing to listen to the replay by webcast, the link should be active on our website within 24 hours after the call.  The playback number is 888-269-5331(domestic) or 402-220-7327 (international). The participant passcode is 94640.

Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Standard Motor Products cautions investors that any forward-looking statements made by the company, including those that may be made in this press release, are based on management’s expectations at the time they are made, but they are subject to risks and uncertainties that may cause actual results, events or performance to differ materially from those contemplated by such forward looking statements. Among the factors that could cause actual results, events or performance to differ materially from those risks and uncertainties discussed in this press release are those detailed from time-to-time in prior press releases and in the company’s filings with the Securities and Exchange Commission, including the company’s annual report on Form 10-K and quarterly reports on Form 10-Q.  By making these forward-looking statements, Standard Motor Products undertakes no obligation or intention to update these statements after the date of this release.

STANDARD MOTOR PRODUCTS, INC.
Consolidated Statements of Operations

(In thousands, except per share amounts)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2023	2022	2023	2022
	(Unaudited)		(Unaudited)
NET SALES	$386,413	$381,373	$1,067,516	$1,063,616

COST OF SALES	271,653	274,589	760,220	770,641

GROSS PROFIT	114,760	106,784	307,296	292,975

SELLING, GENERAL & ADMINISTRATIVE EXPENSES	79,781	73,199	223,257	204,551
RESTRUCTURING AND INTEGRATION EXPENSES	177	-	1,383	44
OTHER INCOME, NET	4	30	74	43

OPERATING INCOME	34,806	33,615	82,730	88,423

OTHER NON-OPERATING INCOME, NET	1,732	1,513	2,759	4,889

INTEREST EXPENSE	3,621	3,656	10,766	6,282

EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	32,917	31,472	74,723	87,030

PROVISION FOR INCOME TAXES	7,995	8,280	18,656	22,407

EARNINGS FROM CONTINUING OPERATIONS	24,922	23,192	56,067	64,623

LOSS FROM DISCONTINUED OPERATION, NET OF INCOME TAXES	(18,200)	(14,294)	(28,201)	(17,076)

NET EARNINGS	6,722	8,898	27,866	47,547

NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTEREST	63	52	152	129

NET EARNINGS ATTRIBUTABLE TO SMP (a)	$6,659	$8,846	$27,714	$47,418

NET EARNINGS ATTRIBUTABLE TO SMP
EARNINGS FROM CONTINUING OPERATIONS	$24,859	$23,140	$55,915	$64,494
LOSS FROM DISCONTINUED OPERATION, NET OF INCOME TAXES	(18,200)	(14,294)	(28,201)	(17,076)
TOTAL	$6,659	$8,846	$27,714	$47,418

NET EARNINGS PER COMMON SHARE ATTRIBUTABLE TO SMP
BASIC EARNINGS FROM CONTINUING OPERATIONS	$1.14	$1.08	$2.58	$2.97
DISCONTINUED OPERATION	(0.83)	(0.67)	(1.30)	(0.79)
NET EARNINGS PER COMMON SHARE - BASIC	$0.31	$0.41	$1.28	$2.18

DILUTED EARNINGS FROM CONTINUING OPERATIONS	$1.12	$1.06	$2.52	$2.91
DISCONTINUED OPERATION	(0.82)	(0.66)	(1.27)	(0.77)
NET EARNINGS PER COMMON SHARE - DILUTED	$0.30	$0.40	$1.25	$2.14

WEIGHTED AVERAGE NUMBER OF COMMON SHARES	21,727,119	21,427,393	21,675,699	21,719,281
WEIGHTED AVERAGE NUMBER OF COMMON AND DILUTIVE SHARES	22,253,723	21,847,602	22,198,131	22,153,348

(a)	"SMP" refers to Standard Motor Products, Inc. and subsidiaries.

STANDARD MOTOR PRODUCTS, INC.
Segment Revenues and Operating Profit

(In thousands)
	THREE MONTHS ENDED				NINE MONTHS ENDED
	SEPTEMBER 30,				SEPTEMBER 30,
	2023		2022		2023		2022
	(Unaudited)				(Unaudited)
Revenues
Engine Management (Ignition, Emissions and Fuel Delivery)	$113,188		$117,750		$342,860		$338,480
Electrical and Safety	62,049		63,867		166,720		173,178
Wire sets and other	15,700		16,082		49,723		49,076
Vehicle Control	190,937		197,699		559,303		560,734

AC System Components	96,794		90,341		216,995		219,323
Other Thermal Components	26,849		27,080		76,128		76,793
Temperature Control	123,643		117,421		293,123		296,116

Commercial Vehicle	16,253		19,299		62,852		60,253
Construction / Agriculture	13,643		10,971		34,541		33,177
Light Vehicle	24,667		21,409		71,181		70,523
All Other	17,270		14,574		46,516		42,813
Engineered Solutions	71,833		66,253		215,090		206,766

Revenues	$386,413		$381,373		$1,067,516		$1,063,616

Gross Margin
Vehicle Control	$60,865	31.9%	$60,350	30.5%	$179,446	32.1%	$169,502	30.2%
Temperature Control	37,785	30.6%	35,105	29.9%	83,452	28.5%	83,908	28.3%
Engineered Solutions	16,110	22.4%	11,329	17.1%	44,398	20.6%	39,565	19.1%
All Other	-		-		-		-
Gross Margin	$114,760	29.7%	$106,784	28.0%	$307,296	28.8%	$292,975	27.5%

Selling, General & Administrative
Vehicle Control	$42,752	22.4%	$39,229	19.8%	$124,308	22.2%	$111,947	20.0%
Temperature Control	24,624	19.9%	21,716	18.5%	61,736	21.1%	55,834	18.9%
Engineered Solutions	8,832	12.3%	8,027	12.1%	25,222	11.7%	24,866	12.0%
All Other	3,573		4,227		11,991		11,904
Selling, General & Administrative	$79,781	20.6%	$73,199	19.2%	$223,257	20.9%	$204,551	19.2%

Operating Income
Vehicle Control	$18,113	9.5%	$21,121	10.7%	$55,138	9.9%	$57,555	10.3%
Temperature Control	13,161	10.6%	13,389	11.4%	21,716	7.4%	28,074	9.5%
Engineered Solutions	7,278	10.1%	3,302	5.0%	19,176	8.9%	14,699	7.1%
All Other	(3,573)		(4,227)		(11,991)		(11,904)
Subtotal	$34,979	9.1%	$33,585	8.8%	$84,039	7.9%	$88,424	8.3%
Restructuring & Integration	(177)	0.0%	-	0.0%	(1,383)	-0.1%	(44)	0.0%
Other Income, Net	4	0.0%	30	0.0%	74	0.0%	43	0.0%
Operating Income	$34,806	9.0%	$33,615	8.8%	$82,730	7.7%	$88,423	8.3%

STANDARD MOTOR PRODUCTS, INC.
Reconciliation of GAAP and Non-GAAP Measures

(In thousands, except per share amounts)
	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2023	2022	2023	2022
	(Unaudited)		(Unaudited)
EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO SMP

GAAP EARNINGS FROM CONTINUING OPERATIONS	$24,859	$23,140	$55,915	$64,494

RESTRUCTURING AND INTEGRATION EXPENSES	177	-	1,383	44
CERTAIN TAX CREDITS AND PRODUCTION DEDUCTIONS FINALIZED IN PERIOD	(312)	(249)	(312)	(249)
INCOME TAX EFFECT RELATED TO RECONCILING ITEMS	(46)	-	(360)	(11)
NON-GAAP EARNINGS FROM CONTINUING OPERATIONS	$24,678	$22,891	$56,626	$64,278

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS ATTRIBUTABLE TO SMP

GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$1.12	$1.06	$2.52	$2.91

RESTRUCTURING AND INTEGRATION EXPENSES	-	-	0.06	-
CERTAIN TAX CREDITS AND PRODUCTION DEDUCTIONS FINALIZED IN PERIOD	(0.01)	(0.01)	(0.01)	(0.01)
INCOME TAX EFFECT RELATED TO RECONCILING ITEMS	-	-	(0.02)	-

NON-GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$1.11	$1.05	$2.55	$2.90

OPERATING INCOME

GAAP OPERATING INCOME	$34,806	$33,615	$82,730	$88,423

RESTRUCTURING AND INTEGRATION EXPENSES	177	-	1,383	44
OTHER INCOME, NET	(4)	(30)	(74)	(43)	LAST TWELVE MONTHS ENDED		YEAR ENDED
					SEPTEMBER 30,		DECEMBER 31,
NON-GAAP OPERATING INCOME	$34,979	$33,585	$84,039	$88,424	2023	2022	2022
					(Unaudited)
EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$32,917	$31,472	$74,723	$87,030	$86,025	$111,817	$98,332

DEPRECIATION AND AMORTIZATION	7,332	7,002	21,461	20,895	28,864	27,978	28,298
INTEREST EXPENSE	3,621	3,656	10,766	6,282	15,101	6,954	10,617
EBITDA	43,870	42,130	106,950	114,207	129,990	146,749	137,247

RESTRUCTURING AND INTEGRATION EXPENSES	177	-	1,383	44	3,230	270	1,891
CUSTOMER BANKRUPTCY CHARGE	-	-	-	-	7,002	-	7,002
ONE-TIME ACQUISITION COSTS	-	-	-	-	-	105	-
SPECIAL ITEMS	177	-	1,383	44	10,232	375	8,893

EBITDA WITHOUT SPECIAL ITEMS	$44,047	$42,130	$108,333	$114,251	$140,222	$147,124	$146,140

MANAGEMENT BELIEVES THAT NON-GAAP EARNINGS FROM CONTINUING OPERATIONS AND NON-GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS WHICH ARE ATTRIBUTABLE TO SMP, AND NON-GAAP OPERATING INCOME AND EBITDA WITHOUT SPECIAL ITEMS, EACH OF WHICH ARE NON-GAAP MEASUREMENTS AND ARE ADJUSTED FOR SPECIAL ITEMS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS.  SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY'S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.

STANDARD MOTOR PRODUCTS, INC.
Reconciliation of GAAP and Non-GAAP Measures by Segments

(In thousands)	THREE MONTHS ENDED SEPTEMBER 30, 2023
	Vehicle Control	Temperature Control	Engineered Solutions	All Other	Consolidated
	(Unaudited)
OPERATING INCOME

GAAP OPERATING INCOME	$18,071	$13,054	$7,254	$(3,573)	$34,806

RESTRUCTURING AND INTEGRATION EXPENSES	45	107	25	-	177
OTHER INCOME, NET	(3)	-	(1)	-	(4)

NON-GAAP OPERATING INCOME	$18,113	$13,161	$7,278	$(3,573)	$34,979

EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$15,702	$12,780	$8,078	$(3,643)	$32,917

DEPRECIATION AND AMORTIZATION	3,482	908	2,450	492	7,332
INTEREST EXPENSE	2,563	942	620	(504)	3,621
EBITDA	21,747	14,630	11,148	(3,655)	43,870

RESTRUCTURING AND INTEGRATION EXPENSES	45	107	25	-	177
SPECIAL ITEMS	45	107	25	-	177

EBITDA WITHOUT SPECIAL ITEMS	$21,792	$14,737	$11,173	$(3,655)	$44,047
% of Net Sales	11.4%	11.9%	15.6%		11.4%

(In thousands)	THREE MONTHS ENDED SEPTEMBER 30, 2022
	Vehicle Control	Temperature Control	Engineered Solutions	All Other	Consolidated
	(Unaudited)
OPERATING INCOME

GAAP OPERATING INCOME	$21,151	$13,389	$3,302	$(4,227)	$33,615

RESTRUCTURING AND INTEGRATION EXPENSES	-	-	-	-	-
OTHER INCOME, NET	(30)	-	-	-	(30)

NON-GAAP OPERATING INCOME	$21,121	$13,389	$3,302	$(4,227)	$33,585

EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$18,745	$12,351	$4,650	$(4,274)	$31,472

DEPRECIATION AND AMORTIZATION	3,511	661	2,424	406	7,002
INTEREST EXPENSE	2,748	788	202	(82)	3,656
EBITDA	25,004	13,800	7,276	(3,950)	42,130

RESTRUCTURING AND INTEGRATION EXPENSES	-	-	-	-	-
SPECIAL ITEMS	-	-	-	-	-

EBITDA WITHOUT SPECIAL ITEMS	$25,004	$13,800	$7,276	$(3,950)	$42,130
% of Net Sales	12.6%	11.8%	11.0%		11.0%

MANAGEMENT BELIEVES THAT NON-GAAP OPERATING INCOME AND EBITDA WITHOUT SPECIAL ITEMS, EACH OF WHICH ARE NON-GAAP MEASUREMENTS AND ARE ADJUSTED FOR SPECIAL ITEMS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS.  SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY'S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.

STANDARD MOTOR PRODUCTS, INC.
Reconciliation of GAAP and Non-GAAP Measures by Segments

(In thousands)	NINE MONTHS ENDED SEPTEMBER 30, 2023
	Vehicle Control	Temperature Control	Engineered Solutions	All Other	Consolidated
	(Unaudited)
OPERATING INCOME

GAAP OPERATING INCOME	$54,719	$20,938	$19,064	$(11,991)	$82,730

RESTRUCTURING AND INTEGRATION EXPENSES	484	778	121	-	1,383
OTHER INCOME, NET	(65)	-	(9)	-	(74)

NON-GAAP OPERATING INCOME	$55,138	$21,716	$19,176	$(11,991)	$84,039

EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$47,994	$19,144	$19,611	$(12,026)	$74,723

DEPRECIATION AND AMORTIZATION	10,267	2,439	7,417	1,338	21,461
INTEREST EXPENSE	7,608	2,677	1,616	(1,135)	10,766
EBITDA	65,869	24,260	28,644	(11,823)	106,950

RESTRUCTURING AND INTEGRATION EXPENSES	484	778	121	-	1,383
SPECIAL ITEMS	484	778	121	-	1,383

EBITDA WITHOUT SPECIAL ITEMS	$66,353	$25,038	$28,765	$(11,823)	$108,333
% of Net Sales	11.9%	8.5%	13.4%		10.1%

(In thousands)	NINE MONTHS ENDED SEPTEMBER 30, 2022
	Vehicle Control	Temperature Control	Engineered Solutions	All Other	Consolidated
	(Unaudited)
OPERATING INCOME

GAAP OPERATING INCOME	$57,554	$28,074	$14,699	$(11,904)	$88,423

RESTRUCTURING AND INTEGRATION EXPENSES	44	-	-	-	44
OTHER INCOME, NET	(43)	-	-	-	(43)

NON-GAAP OPERATING INCOME	$57,555	$28,074	$14,699	$(11,904)	$88,424

EBITDA WITHOUT SPECIAL ITEMS

GAAP EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	$54,039	$28,895	$16,178	$(12,082)	$87,030

DEPRECIATION AND AMORTIZATION	10,419	2,083	7,177	1,216	20,895
INTEREST EXPENSE	4,676	1,354	487	(235)	6,282
EBITDA	69,134	32,332	23,842	(11,101)	114,207

RESTRUCTURING AND INTEGRATION EXPENSES	44	-	-	-	44
SPECIAL ITEMS	44	-	-	-	44

EBITDA WITHOUT SPECIAL ITEMS	$69,178	$32,332	$23,842	$(11,101)	$114,251
% of Net Sales	12.3%	10.9%	11.5%		10.7%

MANAGEMENT BELIEVES THAT NON-GAAP OPERATING INCOME AND EBITDA WITHOUT SPECIAL ITEMS, EACH OF WHICH ARE NON-GAAP MEASUREMENTS AND ARE ADJUSTED FOR SPECIAL ITEMS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS.  SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY'S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.

STANDARD MOTOR PRODUCTS, INC.
Condensed Consolidated Balance Sheets

(In thousands)

	SEPTEMBER	SEPTEMBER	DECEMBER
	2023	2022	2022
	(Unaudited)	(Unaudited)

ASSETS

CASH AND CASH EQUIVALENTS	$28,485	$17,525	$21,150

ACCOUNTS RECEIVABLE, GROSS	213,925	236,342	173,013
ALLOWANCE FOR EXPECTED CREDIT LOSSES	5,872	5,900	5,375
ACCOUNTS RECEIVABLE, NET	208,053	230,442	167,638

INVENTORIES	479,788	534,310	528,715
UNRETURNED CUSTOMER INVENTORY	21,847	21,485	19,695
OTHER CURRENT ASSETS	24,240	25,911	25,241

TOTAL CURRENT ASSETS	762,413	829,673	762,439

PROPERTY, PLANT AND EQUIPMENT, NET	113,012	104,199	107,148
OPERATING LEASE RIGHT-OF-USE ASSETS	99,067	47,168	49,838
GOODWILL	134,382	130,727	132,087
OTHER INTANGIBLES, NET	94,324	99,756	100,504
DEFERRED INCOME TAXES	36,455	34,484	33,658
INVESTMENT IN UNCONSOLIDATED AFFILIATES	22,909	42,648	41,745
OTHER ASSETS	37,368	30,071	27,510

TOTAL ASSETS	$1,299,930	$1,318,726	$1,254,929

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT PORTION OF REVOLVING CREDIT FACILITY	$47,400	$52,100	$50,000
CURRENT PORTION OF TERM LOAN AND OTHER DEBT	5,026	6,036	5,031
ACCOUNTS PAYABLE	103,237	103,894	89,247
ACCRUED CUSTOMER RETURNS	48,556	53,857	37,169
ACCRUED CORE LIABILITY	19,778	23,845	22,952
ACCRUED REBATES	46,329	42,378	37,381
PAYROLL AND COMMISSIONS	31,718	37,539	31,361
SUNDRY PAYABLES AND ACCRUED EXPENSES	71,298	54,215	49,990

TOTAL CURRENT LIABILITIES	373,342	373,864	323,131

LONG-TERM DEBT	95,170	211,400	184,589
NONCURRENT OPERATING LEASE LIABILITY	88,186	38,618	40,709
ACCRUED ASBESTOS LIABILITIES	73,962	63,820	63,305
OTHER LIABILITIES	23,797	20,637	22,157

TOTAL LIABILITIES	654,457	708,339	633,891

TOTAL SMP STOCKHOLDERS' EQUITY	629,348	599,387	610,020
NONCONTROLLING INTEREST	16,125	11,000	11,018
TOTAL STOCKHOLDERS' EQUITY	645,473	610,387	621,038

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,299,930	$1,318,726	$1,254,929

STANDARD MOTOR PRODUCTS, INC.
Condensed Consolidated Statements of Cash Flows

(In thousands)

	NINE MONTHS ENDED
	SEPTEMBER 30,
	2023	2022
	(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES

NET EARNINGS	$27,866	$47,547
ADJUSTMENTS TO RECONCILE NET EARNINGS TO NET CASH
PROVIDED BY (USED IN) OPERATING ACTIVITIES:
DEPRECIATION AND AMORTIZATION	21,461	20,895
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAXES	28,201	17,076
OTHER	4,701	8,828
CHANGE IN ASSETS AND LIABILITIES:
ACCOUNTS RECEIVABLE	(38,850)	(51,887)
INVENTORY	54,286	(75,300)
ACCOUNTS PAYABLE	15,852	(31,844)
PREPAID EXPENSES AND OTHER CURRENT ASSETS	2,916	(6,270)
SUNDRY PAYABLES AND ACCRUED EXPENSES	12,345	3,807
OTHER	4,115	(8,327)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	132,893	(75,475)

CASH FLOWS FROM INVESTING ACTIVITIES

ACQUISITIONS OF AND INVESTMENTS IN BUSINESSES	(3,954)	-
CASH ACQUIRED IN STEP ACQUISITION	6,779	-
CAPITAL EXPENDITURES	(17,977)	(19,499)
OTHER INVESTING ACTIVITIES	95	12
NET CASH USED IN INVESTING ACTIVITIES	(15,057)	(19,487)

CASH FLOWS FROM FINANCING ACTIVITIES

NET CHANGE IN DEBT	(92,149)	141,457
PURCHASE OF TREASURY STOCK	-	(29,656)
DIVIDENDS PAID	(18,846)	(17,602)
PAYMENTS OF DEBT ISSUANCE COSTS	-	(2,128)
OTHER FINANCING ACTIVITIES	(2)	(54)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(110,997)	92,017

EFFECT OF EXCHANGE RATE CHANGES ON CASH	496	(1,285)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	7,335	(4,230)
CASH AND CASH EQUIVALENTS at beginning of period	21,150	21,755
CASH AND CASH EQUIVALENTS at end of period	$28,485	$17,525